Exhibit 10.17

FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Factorial Energy Inc. 2026 Equity Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Factorial Energy Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment granted pursuant to Section 10.

“Closing” means the closing of the transactions contemplated by that certain Business Combination Agreement, dated as of December 17, 2025 by and among Cartesian Growth Corporation III, Fenway MS, Inc. and the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations and interpretations thereunder.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) granted pursuant to Section 11.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding date for which there is a closing price.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outstanding Shares” means, as of a specified date, the sum of (a) number of shares of Stock and Series B common stock, par value $0.00001 per share, issued and outstanding and (b) the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Stock for a nominal exercise price.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares granted pursuant to Section 7.

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“Restricted Stock Units” means an Award of stock units granted pursuant to Section 8.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group acting in concert or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value, as determined by the Administrator, of the consideration payable, or otherwise to be received by stockholders, per share of Stock, pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate. Unless otherwise set forth in the applicable Award Certificate, a Service Relationship shall be deemed to continue without interruption in the event the grantee’s status changes from full-time employee to part-time employee, director or Consultant or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.

“Stock” means the Series A Common Stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions granted pursuant to Section 9.

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SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)            Administration of Plan. The Plan shall be administered by the Administrator.

(b)            Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)             to select the individuals to whom Awards may from time to time be granted;

(ii)            to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)           to determine the number of shares of Stock to be covered by any Award;

(iv)           to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)            to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)           subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

(vii)          at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;

(viii)         to interpret the terms and provisions of the Plan and any Award (including related written and electronic instruments);

(ix)            to make all determinations it deems advisable for the administration of the Plan;

(x)             to decide all disputes arising in connection with the Plan; and

(xi)            to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company, Affiliates and Plan grantees.

(c)            Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a subcommittee comprised of one or more members of the Board or committee comprised of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not (i) subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) members of the delegated subcommittee or committee. Any such delegation by the Administrator shall include a time period for the delegation and a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and limits and guidelines in effect at the time of the prior action.

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(d)            Award Certificate. Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)            Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)            Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates are covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply, or facilitate compliance, with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

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SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)            Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 21,000,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3 plus, on January 1, 2027 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be automatically cumulatively increased by (i) 5% of the number of Outstanding Shares on the immediately preceding December 31 or (ii) such lesser number of shares of Stock as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit, as cumulatively increased on January 1, 2027 and each January 1 thereafter by the lesser of the Annual Increase for such year or 1,050,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of these limitations, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) will be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve.

(b)            Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, Outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, Outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(c)            Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration) or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee. The Company shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to the grantees holding other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards (after taking into account any acceleration hereunder).

(d)            Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for services as a Non-Employee Director shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(e)            Substitute Awards. The Administrator may grant Awards under the Plan in substitution for shares and share-based awards held by employees, directors or consultants of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. To the extent permitted by applicable law, any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).

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SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a)            Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company, any “parent corporation” within the meaning of Section 424(e) of the Code or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)            Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise exempt from or compliant with Section 409A.

(c)            Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)            Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

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(e)            Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the exercise price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)             In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)            Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)           By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may prescribe as a condition of such payment procedure; or

(iv)           With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in the optionee’s stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)            Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall be a Non-Qualified Stock Option.

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SECTION 6. STOCK APPRECIATION RIGHTS

(a)            Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

(b)            Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.

(c)            Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to the Plan.

(d)            Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as determined by the Administrator on or after the date of grant. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a)            Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator determines at or after the time of grant.

(b)            Rights as a Stockholder. Upon the grant of a Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Stock Award vests. Unless the Administrator determines otherwise, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)            Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Certificate. Except as otherwise provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s Service Relationship terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of the Service Relationship, and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

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(d)            Vesting of Restricted Shares. The Administrator at or after the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives or other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives or other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)            Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate). Restricted Stock Units with deferred settlement dates granted to U.S. taxpayers are subject to Section 409A and shall contain such additional terms and conditions as the Administrator may determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)            Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an Award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and, if applicable, in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer will be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)            Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

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(d)            Termination. Except as otherwise provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award becomes vested or payable and such other provisions as the Administrator determines. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)            Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an Award of Restricted Stock Units or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)            Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.

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SECTION 12. Transferability of Awards

(a)            Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)            Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer such grantee’s Non-Qualified Stock Options to such grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)            Family Member. For purposes of Section 12(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.

SECTION 13. TAX WITHHOLDING

(a)            Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes, and non-U.S. or other taxes, of any kind required by law to be withheld by the Company or its Affiliates with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company or its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

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(b)            Payment in Stock. The Administrator may require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or Affiliate in an amount that would satisfy the withholding amount due.

SECTION 14. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)            Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated such grantee’s Service Relationship for purposes of the Plan.

(b)            For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)             a transfer to the service of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)            an approved leave of absence for military service or sickness, or for any other purpose approved by the Company or its Affiliate, as the case may be, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or

(iii)           the transfer in status from one eligibility category under Section 4 hereof to another category.

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(c)            In the event a grantee’s regular level of time commitment in the performance of such grantee’s services for the Company and its Affiliates is reduced (including, without limitation, if the grantee has a change in status from a full-time employee to a part-time employee or transitions from an employee to a director or Consultant) or if the grantee takes an extended leave of absence, in either case, after the date of grant of any Award to the grantee, the Administrator may, in its sole discretion and to the extent permitted by applicable law, (x) reduce the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment or status or during or after any such leave of absence and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the grantee will not have any rights with respect to any portion of the Award that is so reduced.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation in exchange for cash or other Awards without stockholder approval. To the extent determined by the Administrator to be required under the rules of any securities exchange or market system on which the Stock is listed or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised or settled and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)            No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

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(b)            Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction securities or other laws, rules and quotation systems on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)            No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

(d)            Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or Stock Appreciation Right or any other action by the grantee with respect to an Award.

(e)            Other Compensation Arrangements; No Rights to Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.

(f)            Trading Policy Restrictions. Awards under the Plan are subject to the Company’s insider trading policies and procedures, as in effect from time to time.

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(g)            Clawback Policy. A grantee’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee or (ii) applicable law.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Closing, subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: June 5, 2026

DATE APPROVED BY STOCKHOLDERS: June 5, 2026

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INCENTIVE STOCK OPTION AGREEMENT
UNDER THE FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[No more than 10 years (5 if a 10% owner)]

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1.             Exercisability Schedule. No portion of this Stock Option may be exercised until such portion has become exercisable. Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows: _______________, so long as the Optionee continues to have a Service Relationship through the applicable date.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.             Manner of Exercise.

(a)            The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure; or (iii) a combination of (i) and (ii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.

(b)            The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee, and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)            Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.             Termination of Service Relationship. If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)            Termination Due to Death. If the Optionee’s Service Relationship terminates due to the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)            Termination Due to Disability. If the Optionee’s Service Relationship terminates due to the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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(c)            Termination for Cause. If the Optionee’s Service Relationship is terminated by the Company or an Affiliate for Cause or the Company determines after the termination of the Optionee’s Service Relationship that Cause exists or existed, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” means, unless otherwise provided in an employment or other service agreement between the Company or an Affiliate and the Optionee, a determination by the Administrator that the Optionee’s Service Relationship will be terminated as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Affiliate; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or an Affiliate.

(d)            Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4.             Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

5.             Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.             Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements and that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an “incentive stock option”. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to the Optionee, or within the two-year period beginning on the day after the grant of this Stock Option, the Optionee will so notify the Company within 30 days after such disposition.

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7.             Tax Withholding. The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local taxes and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option. The Administrator may require that the Company’s or an Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from the Option Shares a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

8.             No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or other Service Relationship at any time.

9.             Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.           Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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11.           Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.           Clawback Acknowledgement. The Optionee acknowledges that the Optionee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Optionee understands that if the Optionee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect. The Optionee agrees that the Optionee shall take all required action to enable such recovery. The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates. The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification. The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party. Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company. This Section 12 is a material term of this Agreement.

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Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES and Consultants
UNDER THE FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.             Exercisability Schedule. No portion of this Stock Option may be exercised until such portion has become exercisable. Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows: __________________________, so long as the Optionee continues to have a Service Relationship through the applicable date.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.             Manner of Exercise.

(a)            The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure; (iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.

(b)            The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee, and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)            Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.             Termination of Service Relationship. If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)            Termination Due to Death. If the Optionee’s Service Relationship terminates due to the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of ________ from the date of death or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

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(b)            Termination Due to Disability. If the Optionee’s Service Relationship terminates due to the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of ________ from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c)            Termination for Cause. If the Optionee’s Service Relationship is terminated by the Company or an Affiliate for Cause or the Company determines after the termination of the Optionee’s Service Relationship that Cause exists or existed, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” means, unless otherwise provided in an employment or other service agreement between the Company or an Affiliate and the Optionee, a determination by the Administrator that the Optionee’s Service Relationship will be terminated as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Affiliate; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or an Affiliate.

(d)            Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of ________ from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

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4.             Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

5.             Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.             Tax Withholding. The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local taxes and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option. The Administrator may require that the Company’s or an Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from the Option Shares a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

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7.             Responsibility for Tax-Related Items. Regardless of any action the Company or any Affiliate takes with respect to any or all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or any Affiliate. The Optionee further acknowledges that the Company and its Affiliates (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including the grant, vesting or exercise of the Stock Option, the issuance of Option Shares upon exercise, the subsequent sale of any shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the Stock Option or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee has become subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company or any Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Optionee further acknowledges that the Optionee is solely responsible for filing all relevant documentation that may be required in relation to this Stock Option or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any Affiliate pursuant to applicable law), such as but not limited to personal income tax returns or any reporting statements in relation to the grant, vesting or exercise of the Stock Option, the holding of any shares of Stock or any bank or brokerage account, the subsequent sale of any such shares, and the receipt of any dividends.

8.             No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or other Service Relationship at any time.

9.             Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.           Country-Specific Addendum. Notwithstanding any provision in this Agreement, if the Optionee resides in or is otherwise subject to the laws of a country listed in the Country-Specific Addendum attached hereto (the “Addendum”), the Stock Option shall be subject to any additional terms, conditions and disclosures set forth in the Addendum for the Optionee’s country. The Addendum forms part of this Agreement. Further, the Optionee acknowledges that the laws of the country in which the Optionee is residing or working at the time of grant, vesting or exercise of the Stock Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may subject the Optionee to additional procedural or regulatory requirements that the Optionee is and will be solely responsible for and must fulfill, and may be outlined in the Addendum. If the Optionee transfers residence to, or otherwise becomes subject to the laws of, another country at any time, the country-specific terms, conditions and disclosures applicable to that country shall apply to the Stock Option as from the date of grant, unless otherwise determined by the Company in its sole discretion.

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11.           Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to the Optionee’s current or future participation in the Plan, this Stock Option, the shares of Stock subject to this Stock Option, or any other Company securities or Company-related documents, by electronic means. By accepting this Stock Option, whether electronically or otherwise, the Optionee (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) agrees to participate in the Plan and/or receive any such documents through an online or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Stock Option in a language other than English, the English language version will prevail in case of any ambiguities or divergences as a result of translation.

12.           No Acquired Rights or Employment Rights. In accepting this Stock Option, the Optionee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of this Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, other Awards or benefits in lieu of stock options, even if such Awards have been granted repeatedly in the past, and all decisions with respect to future grants of stock options or other Awards, if any, will be at the sole discretion of the Company. In addition, the Optionee’s participation in the Plan is voluntary, and this Stock Option and any shares of Stock acquired pursuant to this Stock Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Affiliate and are outside the scope of the Optionee’s employment or service contract, if any. This Stock Option and any shares of Stock acquired pursuant to this Stock Option are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments.

13.           Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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14.           Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15.           Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions shall continue in full force and effect.

16.           Clawback Acknowledgement. The Optionee acknowledges that the Optionee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Optionee understands that if the Optionee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect. The Optionee agrees that the Optionee shall take all required action to enable such recovery. The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates. The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification. The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party. Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company. This Section 11 is a material term of this Agreement.

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Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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COUNTRY-SPECIFIC ADDENDUM

to the Factorial Energy Inc. Non-Qualified Stock Option Agreement

This Country-Specific Addendum (the “Addendum”) includes additional notices, disclaimers, terms and conditions that apply to Optionees who are working or residing in the countries listed below and that may be material to the Optionee’s participation in the Plan. Such notices, disclaimers, terms and conditions may also apply, as from the date of grant, if the Optionee moves to or otherwise becomes subject to the applicable laws or Company policies of a country listed. Because foreign exchange regulations and other local laws are subject to frequent change, the Optionee is advised to seek advice from his or her own personal legal and tax advisor prior to accepting this Stock Option or holding or selling shares of Stock acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor making any recommendations regarding the Optionee’s acceptance of this Stock Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan and the Agreement. This Addendum forms part of the Agreement and should be read in conjunction with the Agreement and the Plan.

Securities Law Notice

Unless otherwise noted, neither the Company nor the shares of Stock are registered with any local stock exchange or under the control of any local securities regulator outside the United States. This Agreement (of which this Addendum is a part), the Plan, and any other communications or materials that the Optionee may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Optionee’s jurisdiction.

European Union / European Economic Area (France, Germany)

Notifications

Data Privacy.

For residents of the EU/EEA and elsewhere as may be applicable, the following provision applies and supplements the Data Privacy Consent section of the Agreement. The Optionee understands and acknowledges that: (a) the data controller is the Company, and queries or requests regarding the Optionee’s personal data should be made in writing to the Company’s representative relating to the Plan or the Stock Option; (b) the legal basis for the processing of personal data is that the processing is necessary for the performance of a contract to which the Optionee is a party (namely, this Agreement); (c) personal data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan; and (d) the Optionee may, at any time, access his or her personal data, request additional information about the storage and processing of personal data, require any necessary amendments to personal data without cost or exercise any other rights they may have in relation to their personal data under applicable law, including the right to make a complaint to an EU data protection regulator.

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EU Prospectus Regulation Exemption.

This offer is being made to selected Optionees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase the Optionee’s interest in the success of the Company. The company offering these rights is the Company. The shares which are the subject of these rights are common stock in the Company. More information in relation to the Company can be found at the Company’s public investor relations website. The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation.

France

Terms and Conditions

Language Consent.

By accepting the Stock Option, the Optionee confirms having read and understood the Plan and the Agreement, which were provided in the English language. The Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.

En acceptant l’option d’achat d’actions, le Participant confirme avoir lu et compris le Plan et le Contrat d’Option, qui ont été communiqués en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

Tax Information.

The Stock Option is not intended to qualify for special tax or social security treatment under the French qualified stock option regime set forth in Sections L. 225-177 to L. 225-186-1 and Sections L. 22-10-56 to L. 22-10-58 of the French Commercial Code, as amended.

Notifications

Foreign Asset/Account Reporting Information.

If the Optionee holds cash or securities (including shares of Stock acquired upon exercise of the Stock Option) outside of France or maintains a foreign bank or brokerage account (including accounts opened, held, used and/or closed during the tax year), the Optionee must declare such assets and accounts to the French tax authorities when filing his or her annual tax return. Failure to comply could trigger significant penalties.

Germany

Notifications

Exchange Control Information.

Cross-border payments in excess of EUR 12,500 in connection with the sale of securities (including shares of Stock acquired upon exercise of the Stock Option) or the receipt of any dividends must be reported monthly to the German Federal Bank (Bundesbank). If the Optionee makes or receives a payment in excess of this amount, the Optionee is responsible for complying with applicable reporting requirements.

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Japan

Notifications

Exchange Control Information.

If the Optionee acquires shares of Stock whose value exceeds JPY 100,000,000 in a single transaction upon exercise of the Stock Option, the Optionee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares. The forms to make this report can be obtained from the Bank of Japan.

Foreign Asset/Account Reporting Information.

The Optionee is required to report details of any assets held outside Japan as of December 31 (including shares of Stock acquired upon exercise of the Stock Option) to the extent such assets have a total net fair market value exceeding JPY 50,000,000. The report is due by March 15 of the year following the relevant year. The Optionee should consult with his or her personal tax advisor to determine if the reporting obligation applies to the Optionee’s personal situation.

Republic of Korea

Terms and Conditions

Grantor.

If the Optionee has a Service Relationship in the Republic of Korea, notwithstanding anything set forth in the Plan documents, the Stock Option is granted by the Company and not by the entity providing services to the Optionee.

Notifications

Foreign Asset/Account Reporting Information.

Korean residents must declare all foreign financial accounts (including any foreign brokerage accounts in which shares of Stock acquired upon exercise of the Stock Option are held) to the Korean tax authority and file a report with respect to such accounts if the aggregate monthly balance of such accounts exceeds KRW 500,000,000 (or an equivalent amount in foreign currency) on any month-end date during the relevant year. The Optionee should consult with his or her personal tax advisor to determine the applicable reporting obligations.

China

Terms and Conditions

The following Terms and Conditions apply to the Optionee if the Company, in its discretion, determines that the Optionee’s participation in the Plan will be subject to exchange control restrictions in the People’s Republic of China (“PRC”), as implemented by the PRC State Administration of Foreign Exchange (“SAFE”).

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SAFE Registration; Vesting and Exercisability Conditions.

Notwithstanding anything to the contrary in the Agreement or the Plan, the Company is under no obligation to permit the exercise of the Stock Option or to issue shares of Stock unless and until the Company’s SAFE registration application has been approved by SAFE. Further, the Optionee may not be permitted to exercise the vested Stock Option, and shares of Stock will not be issued, if at the time the Stock Option is otherwise exercisable, the SAFE registration has become invalid or ceased to be effective for any reason. If SAFE approval is not obtained or ceases to be effective, the Company reserves the right to cancel the Stock Option or to settle the Stock Option in cash in lieu of issuing shares of Stock, in each case to the extent permitted by applicable law.

Forfeiture Upon Termination of Service Relationship / Mandatory Exercise Period.

Notwithstanding anything to the contrary in the Agreement or the Plan, and to the extent not earlier exercised, forfeited, cancelled, or otherwise extinguished, in no event will any post-termination exercise period for the Stock Option extend past any limit imposed by SAFE for individuals whose Service Relationship has terminated. If the Optionee has not exercised the Stock Option within such SAFE-imposed period, the Stock Option will automatically be forfeited and cancelled without consideration.

Manner of Exercise; Method of Payment.

To facilitate compliance with applicable laws and regulations in the PRC, payment of the aggregate exercise price must be made by consideration received by the Company pursuant to a broker-assisted exercise or “same-day sale” of all exercised Option Shares, or such other form of cashless exercise program as the Company may implement in connection with the Plan. Cash payment of the exercise price is not permitted unless and until the Company, in its sole discretion, determines that cash exercise is feasible under applicable law. The Company reserves the right to allow additional methods of payment depending on the development of applicable law.

Mandatory Sale of Shares.

If the Optionee is permitted to exercise via a cash method of exercise and acquires shares of Stock upon exercise, notwithstanding anything to the contrary in the Plan or the Agreement, to facilitate compliance with exchange control laws and regulations in the PRC, the Optionee agrees that all shares of Stock issued to the Optionee upon exercise of the Stock Option may be immediately sold upon exercise or, at the Company’s discretion, at a later time (including upon the termination of the Optionee’s Service Relationship for any reason). If the sale of shares is not permissible under the Company’s insider trading policy, the Company retains discretion to postpone the issuance of the shares until such time as the sale is again permissible, and to then immediately sell the shares. The Optionee further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such shares (on the Optionee’s behalf pursuant to this authorization), and the Optionee expressly authorizes such broker to complete the sale. The Optionee acknowledges that the designated broker is under no obligation to arrange for the sale of shares at any particular price. Upon the sale of the shares, the Company agrees to pay the cash proceeds, less any brokerage fees or commissions and subject to satisfaction of any Tax-Related Items, to the Optionee in accordance with applicable exchange control laws and regulations.

Designated Brokerage Account.

Any shares of Stock acquired upon exercise of the Stock Option shall be held in an account at a broker designated by the Company. Such shares may not be transferred out of the designated account (either electronically or in certificate form) unless and until they are sold. This limitation applies both to transfers to different accounts with the same broker and to transfers to other brokerage firms.

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Exchange Control Requirements / Repatriation.

Pursuant to exchange control requirements in the PRC, the Optionee will be required to immediately repatriate to China the cash proceeds from the sale of shares of Stock acquired upon exercise of the Stock Option and the receipt of any dividends paid on such shares. The Optionee understands that such repatriation may need to be effected through a special exchange control account established by the Company or an Affiliate in China, and the Optionee hereby consents and agrees that such proceeds may be transferred to such special account prior to being delivered to the Optionee.

The Company will deliver the proceeds to the Optionee as soon as reasonably practicable, but the Optionee acknowledges there may be delays in distribution due to exchange control requirements. The proceeds may be paid to the Optionee in U.S. dollars or local currency, at the Company’s discretion. If proceeds are paid in U.S. dollars, the Optionee will be required to set up a U.S. dollar bank account in China and provide the account details to the entity providing services to the Optionee (if any) and/or the Company so that the proceeds may be deposited into this account. If proceeds are paid in local currency, the Company is under no obligation to secure any particular exchange conversion rate, and the Optionee agrees to bear any currency fluctuation risk between the time the shares are sold (or dividends are paid) and the time the proceeds are distributed.

The Optionee further agrees to comply with any other requirements the Company may impose in the future to facilitate compliance with exchange control requirements in China.

Notifications

Foreign Asset/Account Reporting Information.

PRC residents are required to report to SAFE all details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, the Optionee may be subject to reporting obligations for the Stock Option, shares of Stock acquired upon exercise, the receipt of any dividends, and the sale of shares. The Optionee is solely responsible for complying with any such reporting obligations and should consult with a personal advisor regarding the applicable requirements.

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NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.              Exercisability Schedule. No portion of this Stock Option may be exercised until such portion has become exercisable. Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows: __________________________, so long as the Optionee continues to have a Service Relationship through the applicable date.

Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then-outstanding and unvested Option Shares shall immediately be deemed vested and exercisable on the date of such Sale Event; provided, that the Optionee remains in a Service Relationship through the date of such Sale Event. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.              Manner of Exercise.

(a)            The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure; (iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.

(b)            The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee, and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)            Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

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3.              Termination of Service Relationship. If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)            Termination Due to Death. If the Optionee’s Service Relationship terminates due to the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of ________ from the date of death or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)            Termination Due to Disability. If the Optionee’s Service Relationship terminates due to the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of ________ from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c)            Termination for Cause. If the Optionee’s Service Relationship is terminated by the Company or an Affiliate for Cause or the Company determines after the termination of the Optionee’s Service Relationship that Cause exists or existed, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” means, unless otherwise provided in an employment or other service agreement between the Company or an Affiliate and the Optionee, a determination by the Administrator that the Optionee’s Service Relationship will be terminated as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Affiliate; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or an Affiliate.

(d)            Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of ________ from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

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4.              Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

5.              Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.              Tax Withholding. The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local taxes and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option. The Administrator may require that the Company’s or an Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from the Option Shares a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

7.              No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or other Service Relationship at any time.

8.              Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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9.              Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10.            Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11.            Clawback Acknowledgement. The Optionee acknowledges that the Optionee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Optionee understands that if the Optionee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect. The Optionee agrees that the Optionee shall take all required action to enable such recovery. The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates. The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification. The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party. Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company. This Section 11 is a material term of this Agreement.

5

Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

6

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE FACTORIAL ENERGY INC.

2026 EQUITY INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1.             Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2.             Restrictions and Conditions.

(a)            Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)            Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)            Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including due to death or disability) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3.             Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse as follows: ____________________________ (each such date, a “Vesting Date”), so long as the Grantee continues to have a Service Relationship through the applicable Vesting Date. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such Vesting Date.

Subsequent to such Vesting Date or Vesting Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.             Dividends. Any dividends on shares of Restricted Stock paid by the Company during the vesting period shall accrue and shall not be paid to the Grantee until and to the extent the underlying shares of Restricted Stock vest.

5.             Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.             Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.             Tax Withholding. The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Award. Except in the case where an election is made pursuant to Paragraph 8 below, the Administrator may require that the Company’s or Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from shares of Stock subject to this Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of shares of Stock subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

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8.             Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that the Grantee is responsible for obtaining the advice of the Grantee’s tax advisors with regard to the Section 83(b) election and that the Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9.             No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s employment or other Service Relationship at any time.

10.           Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.           Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12.           Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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13.           Clawback Acknowledgement. The Grantee acknowledges that the Grantee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Grantee understands that if the Grantee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Grantee pursuant to such means as the Company and/or the Board may elect. The Grantee agrees that the Grantee shall take all required action to enable such recovery. The Grantee understands that such recovery may be sought and occur after the Grantee’s Service Relationship terminates. The Grantee further agrees that the Grantee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Grantee hereby irrevocably agrees to forego such indemnification. The Grantee acknowledges and agrees that the Grantee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Grantee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party. Further, to the extent that any Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Grantee to repay any such excess amount to the Company. This Section 13 is a material term of this Agreement.

4

Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

5

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES and Consultants
UNDER THE FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit relates to one share of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company.

1.              Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.              Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse as follows: __________________________ (each such date, a “Vesting Date”), so long as the Grantee continues to have a Service Relationship through the applicable Vesting Date. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.              Termination of Service Relationship. Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.              Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.              Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.              Tax Withholding. The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Award. The Administrator may require that the Company’s or Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from shares of Stock to be issued pursuant to this Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of shares of Stock subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

7.              Responsibility for Tax-Related Items. Regardless of any action the Company or any Affiliate takes with respect to any or all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or any Affiliate. The Grantee further acknowledges that the Company and its Affiliates (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or settlement of the Award, the subsequent sale of any shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee has become subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company or any Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Grantee further acknowledges that the Grantee is solely responsible for filing all relevant documentation that may be required in relation to this Award or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any Affiliate pursuant to applicable law), such as but not limited to personal income tax returns or any reporting statements in relation to the grant, vesting or settlement of the Award, the holding of any shares of Stock or any bank or brokerage account, the subsequent sale of any such shares, and the receipt of any dividends.

8.              Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

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9.              No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s employment or other Service Relationship at any time.

10.            Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.            Country-Specific Addendum. Notwithstanding any provision in this Agreement, if the Grantee resides in or is otherwise subject to the laws of a country listed in the Country-Specific Addendum attached hereto (the “Addendum”), the Award shall be subject to any additional terms, conditions and disclosures set forth in the Addendum for the Grantee’s country. The Addendum forms part of this Agreement. Further, the Grantee acknowledges that the laws of the country in which the Grantee is residing or working at the time of grant, vesting or settlement of the Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may subject the Grantee to additional procedural or regulatory requirements that the Grantee is and will be solely responsible for and must fulfill, and may be outlined in the Addendum. If the Grantee transfers residence to, or otherwise becomes subject to the laws of, another country at any time, the country-specific terms, conditions and disclosures applicable to that country shall apply to the Award as from the date of grant, unless otherwise determined by the Company in its sole discretion.

12.            Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to the Grantee’s current or future participation in the Plan, this Award, the shares of Stock subject to this Award, or any other Company securities or Company-related documents, by electronic means. By accepting this Award, whether electronically or otherwise, the Grantee (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) agrees to participate in the Plan and/or receive any such documents through an online or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent the Grantee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language version will prevail in case of any ambiguities or divergences as a result of translation.

13.            No Acquired Rights or Employment Rights. In accepting this Award, the Grantee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, other Awards or benefits in lieu of Restricted Stock Units, even if such Awards have been granted repeatedly in the past, and all decisions with respect to future grants of Restricted Stock Units or other Awards, if any, will be at the sole discretion of the Company. In addition, the Grantee’s participation in the Plan is voluntary, and this Award and any shares of Stock acquired pursuant to this Award are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Affiliate and are outside the scope of the Grantee’s employment or service contract, if any. This Award and any shares of Stock acquired pursuant to this Award are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments.

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14.            Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

15.            Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

16.            Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions shall continue in full force and effect.

17.            Clawback Acknowledgement. The Grantee acknowledges that the Grantee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Grantee understands that if the Grantee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Grantee pursuant to such means as the Company and/or the Board may elect. The Grantee agrees that the Grantee shall take all required action to enable such recovery. The Grantee understands that such recovery may be sought and occur after the Grantee’s Service Relationship terminates. The Grantee further agrees that the Grantee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Grantee hereby irrevocably agrees to forego such indemnification. The Grantee acknowledges and agrees that the Grantee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Grantee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party. Further, to the extent that any Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Grantee to repay any such excess amount to the Company. This Section 12 is a material term of this Agreement.

4

Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

5

COUNTRY-SPECIFIC ADDENDUM

to the Factorial Energy Inc. Restricted Stock Unit Award Agreement

This Country-Specific Addendum (the “Addendum”) includes additional notices, disclaimers, terms and conditions that apply to Grantees who are working or residing in the countries listed below and that may be material to the Grantee’s participation in the Plan. Such notices, disclaimers, terms and conditions may also apply, as from the date of grant, if the Grantee moves to or otherwise becomes subject to the applicable laws or Company policies of a country listed. Because foreign exchange regulations and other local laws are subject to frequent change, the Grantee is advised to seek advice from his or her own personal legal and tax advisor prior to accepting this Award or holding or selling shares of Stock acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor making any recommendations regarding the Grantee’s acceptance of this Award or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan and the Agreement. This Addendum forms part of the Agreement and should be read in conjunction with the Agreement and the Plan.

Securities Law Notice

Unless otherwise noted, neither the Company nor the shares of Stock are registered with any local stock exchange or under the control of any local securities regulator outside the United States. This Agreement (of which this Addendum is a part), the Plan, and any other communications or materials that the Grantee may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Grantee’s jurisdiction.

European Union / European Economic Area (France, Germany)

Notifications

Data Privacy.

For residents of the EU/EEA and elsewhere as may be applicable, the following provision applies and supplements the Data Privacy Consent section of the Agreement. The Grantee understands and acknowledges that: (a) the data controller is the Company, and queries or requests regarding the Grantee’s personal data should be made in writing to the Company’s representative relating to the Plan or the Restricted Stock Units; (b) the legal basis for the processing of personal data is that the processing is necessary for the performance of a contract to which the Grantee is a party (namely, this Agreement); (c) personal data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan; and (d) the Grantee may, at any time, access his or her personal data, request additional information about the storage and processing of personal data, require any necessary amendments to personal data without cost or exercise any other rights they may have in relation to their personal data under applicable law, including the right to make a complaint to an EU data protection regulator.

EU Prospectus Regulation Exemption.

This offer is being made to selected Grantees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase the Grantee’s interest in the success of the Company. The company offering these rights is the Company. The shares which are the subject of these rights are common stock in the Company. More information in relation to the Company can be found at the Company’s public investor relations website. The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation.

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France

Terms and Conditions

Language Consent.

By accepting the Restricted Stock Units, the Grantee confirms having read and understood the Plan and the Agreement, which were provided in the English language. The Grantee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.

En acceptant l’attribution, le Participant confirme avoir lu et compris le Plan et le Contrat d’Attribution de RSU, qui ont été communiqués en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

Tax Information.

The Restricted Stock Units are not intended to qualify for special tax or social security treatment pursuant to Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Notifications

Foreign Asset/Account Reporting Information.

If the Grantee holds cash or securities (including shares of Stock acquired under the Plan) outside of France or maintains a foreign bank or brokerage account (including accounts opened, held, used and/or closed during the tax year), the Grantee must declare such assets and accounts to the French tax authorities when filing his or her annual tax return. Failure to comply could trigger significant penalties.

Germany

Notifications

Exchange Control Information.

Cross-border payments in excess of EUR 12,500 in connection with the sale of securities (including shares of Stock acquired under the Plan) or the receipt of any dividends must be reported monthly to the German Federal Bank (Bundesbank). If the Grantee makes or receives a payment in excess of this amount, the Grantee is responsible for complying with applicable reporting requirements.

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Japan

Notifications

Exchange Control Information.

If the Grantee acquires shares of Stock whose value exceeds JPY 100,000,000 in a single transaction, the Grantee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares. The forms to make this report can be obtained from the Bank of Japan.

Foreign Asset/Account Reporting Information.

The Grantee is required to report details of any assets held outside Japan as of December 31 (including shares of Stock acquired under the Plan) to the extent such assets have a total net fair market value exceeding JPY 50,000,000. The report is due by March 15 of the year following the relevant year. The Grantee should consult with his or her personal tax advisor to determine if the reporting obligation applies to the Grantee’s personal situation.

Republic of Korea

Terms and Conditions

Grantor.

If the Grantee has a Service Relationship in the Republic of Korea, notwithstanding anything set forth in the Plan documents, the Award is granted by the Company and not by the entity providing services to the Grantee.

Notifications

Foreign Asset/Account Reporting Information.

Korean residents must declare all foreign financial accounts (including any foreign brokerage accounts in which shares of Stock acquired under the Plan are held) to the Korean tax authority and file a report with respect to such accounts if the aggregate monthly balance of such accounts exceeds KRW 500,000,000 (or an equivalent amount in foreign currency) on any month-end date during the relevant year. The Grantee should consult with his or her personal tax advisor to determine the applicable reporting obligations.

China

Terms and Conditions

The following Terms and Conditions apply to the Grantee if the Grantee is subject to the exchange control restrictions and regulations of the People’s Republic of China (“PRC”), including the requirements imposed by the PRC State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion.

SAFE Approval / Conditions for Settlement of Award.

Notwithstanding anything to the contrary in the Agreement or the Plan, no shares of Stock will be issued to the Grantee in settlement of the Restricted Stock Units unless and until all necessary exchange control or other approvals with respect to the Restricted Stock Units granted under the Plan have been obtained from SAFE or its local counterpart (“SAFE Approval”). In the event that SAFE Approval has not been obtained prior to any date on which the Restricted Stock Units are scheduled to vest, any shares of Stock contemplated to be issued in settlement of such vested Restricted Stock Units shall be held by the Company on behalf of the Grantee until SAFE Approval is obtained. If the Grantee’s Service Relationship with the Company or any Affiliate terminates prior to receipt of SAFE Approval, any unsettled Restricted Stock Units shall be forfeited. If SAFE Approval is not obtained within a reasonable period or ceases to be effective, the Company reserves the right, in its sole discretion, to settle the vested Restricted Stock Units in cash in lieu of issuing shares of Stock, in each case to the extent permitted by applicable law.

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Mandatory Sale of Shares.

Due to local regulatory requirements, the Grantee agrees to the immediate sale of any shares of Stock issued upon vesting and settlement of the Restricted Stock Units. The sale may occur (i) immediately upon settlement, (ii) following the termination of the Grantee’s Service Relationship with the Company or any Affiliate, or (iii) within any other time frame as the Company determines to be necessary or advisable to comply with local regulatory requirements. The Grantee further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such shares (on the Grantee’s behalf pursuant to this authorization), and the Grantee expressly authorizes the Company’s designated broker to complete the sale of such shares. The Grantee acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the shares at any particular price. Upon the sale of the shares, the Company agrees to pay the cash proceeds, less any brokerage fees or commissions and subject to satisfaction of any Tax-Related Items, to the Grantee in accordance with applicable exchange control laws and regulations.

Designated Brokerage Account.

Any shares of Stock to be issued to the Grantee shall be deposited directly into an account with the Company’s designated broker. Such shares shall not be transferable (either electronically or in certificate form) from the brokerage account. This limitation applies both to transfers to different accounts with the same broker and to transfers to other brokerage firms, and applies whether or not the Grantee continues to have a Service Relationship with the Company or any Affiliate.

Compulsory Post-Termination Sale.

If the Grantee’s Service Relationship with the Company or any Affiliate terminates for any reason, any shares of Stock issued in settlement of vested Restricted Stock Units shall be sold within three (3) months of the termination date (or such shorter period required by SAFE or other applicable law). Upon the expiration of such period, any remaining shares will automatically be sold on behalf of the Grantee on the first trading day following such expiration. The Company reserves the right to shorten or eliminate this post-termination sale period if required by local law or otherwise as it deems appropriate in its sole discretion.

Exchange Control Requirements / Repatriation.

The Grantee understands and agrees that, pursuant to local exchange control requirements, the Grantee will be required to immediately repatriate to China the cash proceeds from the sale of shares of Stock acquired under the Plan and any dividends or dividend equivalents. The Grantee further understands that such repatriation may need to be effected through a special exchange control account established by the Company or an Affiliate in China, and the Grantee hereby consents and agrees that such proceeds may be transferred to such special account prior to being delivered to the Grantee.

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The Company will deliver the proceeds to the Grantee as soon as reasonably practicable, but the Grantee acknowledges there may be delays in distribution due to exchange control requirements. The proceeds may be paid to the Grantee in U.S. dollars or in local currency, at the Company’s discretion. If proceeds are paid in U.S. dollars, the Grantee will be required to set up a U.S. dollar bank account in China and provide the account details to the entity providing services to the Grantee (if any) and/or the Company so that the proceeds may be deposited into this account. If proceeds are paid in local currency, the Company is under no obligation to secure any particular exchange conversion rate, and the Grantee agrees to bear any currency fluctuation risk between the time the shares are sold (or dividends are paid) and the time the proceeds are distributed.

The Grantee further agrees to comply with any other requirements the Company may impose in the future to facilitate compliance with exchange control requirements in China.

Notifications

Foreign Asset/Account Reporting Information.

PRC residents are required to report to SAFE all details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, the Grantee may be subject to reporting obligations for the Restricted Stock Units, shares of Stock acquired under the Plan, the receipt of any dividends, and the sale of shares. The Grantee is solely responsible for complying with any such reporting obligations and should consult with a personal advisor regarding the applicable requirements.

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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE FACTORIAL ENERGY INC.
2026 EQUITY INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Factorial Energy Inc. 2026 Equity Incentive Plan as amended through the date hereof (the “Plan”), Factorial Energy Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit relates to one share of Series A Common Stock, par value $0.00001 per share (the “Stock”), of the Company.

1.            Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.            Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse as follows: __________________________ (each such date, a “Vesting Date”), so long as the Grantee continues to have a Service Relationship through the applicable Vesting Date. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then-outstanding and unvested Restricted Stock Units shall immediately be deemed vested on the date of such Sale Event; provided, that the Grantee remains in a Service Relationship through the date of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.            Termination of Service Relationship. Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.            Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.            Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.            Tax Withholding. The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or an Affiliate, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Award. The Administrator may require that the Company’s or Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from shares of Stock to be issued pursuant to this Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of shares of Stock subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

7.            Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

8.            No Obligation to Continue Service Relationship. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s employment or other Service Relationship at any time.

9.            Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.          Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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11.          Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.          Clawback Acknowledgement. The Grantee acknowledges that the Grantee is or may become subject to the Factorial Energy Inc. Compensation Recovery Policy adopted pursuant to Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608, or any successor rule (as may be amended from time to time, the “Clawback Policy”). The Grantee understands that if the Grantee is or becomes subject to the Clawback Policy, the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Grantee pursuant to such means as the Company and/or the Board may elect. The Grantee agrees that the Grantee shall take all required action to enable such recovery. The Grantee understands that such recovery may be sought and occur after the Grantee’s Service Relationship terminates. The Grantee further agrees that the Grantee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Grantee hereby irrevocably agrees to forego such indemnification. The Grantee acknowledges and agrees that the Grantee has received and has had an opportunity to review the Clawback Policy. Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Grantee shall not, whether alone or in combination with any other action, event or condition, be deemed (i) an event giving rise to a right to resign for “good reason,” if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party. Further, to the extent that any Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Grantee to repay any such excess amount to the Company. This Section 12 is a material term of this Agreement.

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Factorial Energy Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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